FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 25, 2003


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1999-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 383 Madison Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on April 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 24, 1999, between and among Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities Inc.), as Depositor, Norwest Bank Minnesota, National Association, as Master Services, and The First National Bank of Chicago, as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.39) April 25, 2003 - Information on Distribution to
                                       Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   May 7, 2003                   By:   /S/Joseph Jurkowski Jr.
                                               Joseph Jurkowski Jr.
                                            Vice President/Asst.Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.39)            April 25, 2003 - Information on
                        Distribution to Certificateholders




              April 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.39
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1999-1







          Principal Amt.
           Outstanding                                                                          Ending       Cumulative
Certifica    Prior to      Interest    Interest     Principal        Total        Current     Certificate     Realized
  Class    Distribution      Rate    Distribution  Distribution  Distribution  Realized Loss    Balance        Losses
       A   $60,643,561.28    6.50239% $328,606.68 $3,899,132.09  $4,227,738.77        $0.00  $56,744,429.19           0.00
     R-1                0    6.56179%            0             0           0.00         0.00           0.00           0.00
     B-1     1,907,598.43    6.50239%    10,336.62         44.75      10,381.37         0.00   1,907,553.68           0.00
     B-2       953,799.21    6.50239%     5,168.31         22.37       5,190.68         0.00     953,776.84           0.00
     B-3       953,799.21    6.50239%     5,168.31         22.37       5,190.68         0.00     953,776.84           0.00
     B-4       953,799.21    6.50239%     5,168.31         22.37       5,190.68         0.00     953,776.84           0.00
     B-5       476,899.61    6.50239%     2,584.16         11.19       2,595.35         0.00     476,888.42           0.00
     B-6       478,558.26    6.50239%     2,593.14         11.23       2,604.37         0.00     478,547.03           0.00
     2-A    17,457,049.71    9.23371%   133,851.81    908,323.22   1,042,175.03         0.00  16,548,726.48           0.00
    R-II                0    9.18135%            0             0           0.00         0.00           0.00           0.00
     2B1     1,391,697.21    9.23371%    10,670.83     29,657.15      40,327.98         0.00   1,362,040.06           0.00
     2B2       874,850.46    9.23371%     6,707.91     18,643.12      25,351.03         0.00     856,207.35           0.00
     2B3       556,694.55    9.23371%     4,268.45     11,863.20      16,131.65         0.00     544,831.36           0.00
     2B4       437,386.09    9.23371%     3,353.65      9,320.72      12,674.37         0.00     428,065.37           0.00
     2B5       318,155.91    9.23371%     2,439.46      6,779.92       9,219.38         0.00     311,375.99           0.00
     2B6       292,271.55    9.23371%     2,240.99      6,228.32       8,469.31         0.00     286,043.22     125,561.13
   R-III                0    6.56179%            0             0           0.00         0.00           0.00           0.00

   Total  $87,696,120.68              $523,158.63 $4,890,082.02  $5,413,240.65        $0.00  $82,806,038.67    $125,561.13

                         CERTIFICATE ACCOUNT

Beginning Balance                                                          0.00

Deposits

         Payment of Interest and Principal                         5,375,803.25
         Liquidations, Insurance Proceeds, Reserve Funds                   0.00
         Proceeds from Repurchased Loans                                   0.00
         Other Amounts (Servicer Advances)                            58,626.59
         Realized Losses                                                   0.00
         Prepayment Penalties                                              0.00
Total Deposits                                                     5,434,429.84

Withdrawals
         Reimbursement for Servicer Advances                               0.00
         Payment of Service Fee                                       21,189.19
         Payment of Interest and Principal                         5,413,240.65
Total Withdrawals (Pool Distribution Amount)                       5,434,429.84

Ending Balance                                                             0.00


         PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                            0.00
Servicing Fee Support                                                      0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                    0.00


                                     SERVICING FEES

Gross Servicing Fee                                                   19,247.94
External Master Servicing Fee                                            489.59
Master Servicing Fee                                                   1,451.66
Special Servicing Fee                                                         0
Supported Prepayment/Curtailment Interest Shortfall                        0.00
Net Servicing Fee                                                     21,189.19




            DELINQUENT                                            BANKRUPTCY
           No of Loans   Prin Balance                             No of Loans  Prin Balance
                                                  0-29 Days            4          112,478.31
30 Days         58       2,628,600.99             30 Days              1           20,264.14
60 Days         9          452,682.93             60 Days              0                0.00
90 Days         8          420,523.91             90 Days              0                0.00
120 Days        6          211,765.42             120 Days             0                0.00
150 Days        1            4,328.86             150 Days             0                0.00
180+ Days       0                0.00             180+ Days           10          661,091.70

                82       3,717,902.11                                 15          793,834.15

                                                  0-29 Days           0.919540%    0.135593%
30 Days        13.333333%   3.168792%             30 Days             0.229885%    0.024429%
60 Days         2.068966%   0.545712%             60 Days             0.000000%    0.000000%
90 Days         1.869080%   0.506944%             90 Days             0.000000%    0.000000%
120 Days        1.379310%   0.255284%             120 Days            0.000000%    0.000000%
150 Days        0.229885%   0.005218%             150 Days            0.000000%    0.000000%
180+ Days       0.000000%   0.000000%             180+ Days           2.298851%    0.796949%

                8.850575%   4.481950%                                 3.448276%    0.956971%

           FORECLOSURE                                                REO
           No of Loans   Prin Balance                             No of Loans  Prin Balance
0-29 Days       1                0.00             0-29 Days            0                0.00
30 Days         0                0.00             30 Days              0                0.00
60 Days         0                0.00             60 Days              0                0.00
90 Days         0                0.00             90 Days              0                0.00
120 Days        0                0.00             120 Days             0                0.00
150 Days        2           56,907.54             150 Days             0                0.00
180+ Days       12         434,776.47             180+ Days            2           82,674.33

                15         491,684.01                                  2           82,674.33

0-29 Days       0.229885%   0.000000%             0-29 Days           0.000000%    0.000000%
30 Days         0.000000%   0.000000%             30 Days             0.000000%    0.000000%
60 Days         0.000000%   0.000000%             60 Days             0.000000%    0.000000%
90 Days         0.000000%   0.000000%             90 Days             0.000000%    0.000000%
120 Days        0.000000%   0.000000%             120 Days            0.000000%    0.000000%
150 Days        0.459770%   0.068602%             150 Days            0.000000%    0.000000%
180+ Days       2.758621%   0.524125%             180+ Days           0.459770%    0.099664%

                3.448276%   0.592728%                                 0.459770%    0.099664%

                                                                     TOTAL
                                                                  No of Loans  Prin Balance

                                                  0-29 Days            5          112,478.31
                                                  30 Days             59        2,648,865.13
                                                  60 Days              9          452,682.93
                                                  90 Days              8          420,523.91
                                                  120 Days             6          211,765.42
                                                  150 Days             3           61,236.40
                                                  180+ Days           24        1,178,542.50

                                                                            114 5,086,094.60

                                                  0-29 Days           1.149425%    0.135593%
                                                  30 Days            13.563218%    3.193221%
                                                  60 Days             2.068966%    0.545712%
                                                  90 Days             1.839080%    0.506944%
                                                  120 Days            1.379310%    0.255284%
                                                  150 Days            0.689655%    0.073821%
                                                  180+ Days           5.517241%    1.420739%

                                                                     26.206897%    6.131313%
Current Period Class A Insufficient F         0.00
Principal Balance of Contaminated Pro         0.00
Periodic Advance                         58,626.59





                         COLLATERAL STATEMENT

Collateral Description                                          Mixed Fixed & ARM & Balloon
Weighted Average Gross Coupon                                         7.456603%
Weighted Average Net Coupon                                           7.193221%
Weighted Average Pass-Through Rate                                    7.166657%
Weighted Average Maturity (Stepdown Calculation)                            270

Beginning Scheduled Collateral Loan Count                                   456
Number of Loans Paid in Full                                                 21
Ending Scheduled Collateral Loan Count                                      435

Beginning Scheduled Collateral Balance                            87,696,121.49
Ending Scheduled Collateral Balance                               82,806,039.46
Ending Actual Collateral Balance at 28-Feb-2003                   82,952,776.08

Monthly P&I Constant                                                 643,447.76
Special Servicing Fee                                                      0.00
Prepayment Penalties                                                       0.00
Realized Loss Amount                                                       0.00
Cumulative Realized Loss                                             125,561.10


Ending Schedule Balance for Premium Loans                         82,806,039.46
Ending Schedule Balance for Discount Loans                                 0.00
Scheduled Principal                                                   98,518.47
Unscheduled Principal                                              4,791,563.56


                         Miscellaneous Reporting

Group 1 Senior Percentage                                            91.374680%
Group 1 Subordinate Percentage                                        8.625320%
Group 1 Senior Prepay Percentage                                    100.000000%
Group 1 Subordinate Prepay Percentage                                 0.000000%
Group 2 Senior Percentage                                            81.849979%
Group 2 Subordinate Percentage                                       18.150021%
Group 2 Senior Prepay Percentage                                     92.739992%
Group 2 Subordinate Prepay Percentage                                 0.072600%


         Group                      3            4             5         Total

Collateral Description   Mixed ARM   Mixed Fixed  Mixed ARM     Mixed Fixed &ARM &B
Weighted Average Coupon R    6.771693     9.794839      9.344052       7.456603
Weighted Average Net Rate    6.517389     9.514210      9.039467       7.193221
Pass-Through Rate            6.502389     9.479209      8.944466       7.166657
Weighted Average Maturity         312          168           213            270
Record Date                3/31/2003    3/31/2003     3/31/2003      3/31/2003
Principal and Interest Co  376,076.69   163,736.01    103,635.06     643,447.76
Beginning Loan Count              123          278            55            456
Loans Paid in Full                  9           11             1             21
Ending Count Loan                 114          267            54            435
Beginning Scheduled Balan66,368,016.011,536,188.27  9,791,917.22  87,696,121.49
Ending Scheduled Balance 62,468,749.610,792,526.17  9,544,763.66  82,806,039.46
Scheduled Principal          1,556.81    69,573.42     27,388.24      98,518.47
Unscheduled Prinical     3,897,709.56   674,088.68    219,765.32   4,791,563.56
Scheduled Interest         374,519.88    94,162.59     76,246.82     544,929.29
Servicing Fee               14,064.72     2,697.83      2,485.39      19,247.94
Master Servicing Fee           829.59       336.47        285.60       1,451.66
Trustee Fee                      0.00         0.00          0.00           0.00
FRY Amount                       0.00         0.00          0.00           0.00
Special Hazard Fee               0.00         0.00          0.00           0.00
Other Fee                        0.00         0.00        489.59         489.59
Pool Insurance Fee               0.00         0.00          0.00           0.00
Spread 1                         0.00         0.00          0.00           0.00
Spread 2                         0.00         0.00          0.00           0.00
Spread 3                         0.00         0.00          0.00           0.00
Net Interest               359,625.57    91,128.29     72,986.24     523,740.10
Realized Loss Amount             0.00         0.00          0.00           0.00
Cumulative Realized Loss         0.00   125,561.10          0.00     125,561.10
Percentage of Cumulative         0.00         0.01          0.00           0.01
Prepayment Penalties             0.00         0.00          0.00           0.00
Special Servicing Fee            0.00         0.00          0.00           0.00




